Exhibit 99.1

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Safe Harbor Statement

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

This Presentation may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.

Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in this Presentation regarding:  (i) the Company’s expected return to profitability in the fourth quarter of 2005; (ii) the Company’s implementation of its adaptable, next generation staffing model (New Equities); (iii) expansion of the Company’s business with existing clients, especially IBM; (iv) anticipated growth in its solution service practices, especially IP telephony services; and (v) continuous improvement of operating efficiencies are forward looking statements.  These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which Analysts expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:  (i) the risk that Analysts’ reorganization actions will not produce revenue growth and profitability in the fourth quarter and beyond; (ii) the risk that Analysts does not achieve expected growth with IBM or in its solutions practices; (iii) the risk that the Company cannot successfully implement its adaptable, next generation staffing model (New Equities); (iv) the risk that the Company will be unable to achieve continuous operating efficiency improvement; (v) the risk that Analysts will lose one or more contracts that adversely impact its growth and profitability; (vi) Analysts’ reorganization adversely affects its competitiveness in the marketplace; and (vii) other economic, business, competitive and/or regulatory factors affecting Analysts’ business generally, including those set forth in Analysts’ filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.

All forward-looking statements included in this Presentation are based on information available to Analysts on the date of the Presentation.  Analysts undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this transcript to reflect events or circumstances after the date of this press release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Analysts International Profile

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•           Diversified provider of IT Services and Solutions

•           Founded and publicly traded since 1966

•           Revenue of $342 million in 2004

•           Target clients are Fortune 1000 and mid-market

•           Over 3000 employees

•           Over 35 offices in U.S., Canada and U.K.

•           Strong alliances with technology leaders

•           Recognized for excellence, integrity, and innovation

Business Areas as a Percentage of Total Revenue

2004 Revenue                   $342 Million

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Our Business

	Staffing	Solutions

Service Description	• Supplemental staffing, managed teams and vendor management services • Ranked #10 among US IT staffing firms	• Infrastructure Services, technology integration and outsourcing • Cisco Gold Partner • EMC Partner • Microsoft Gold Certified Enterprise Solutions • Lawson Consulting and Service Partner

Client Profile	• Diverse set of clients	• Mid-market
	• Quality performance	• Custom delivery

Economics	• Price driven	• Value driven

Market Projections

U.S. IT Service Market Size and Forecast by Segment, 2004-2009

Spending ($B)

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Source: Gartner Dataquest (June 2005)

U.S. IT Service Market by Annual Growth Rate, 2004-2009

Percent

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Source: Gartner Dataquest (June 2005)

IT Market Drivers

Client Behavior	Industry Dynamics	Labor Trends

• Fortune 1000 focused on cost • Mid market focused on alignment of IT and business • Transforming fixed to variable costs	• Predominant supplier model • Fragmented market • Increasing public company costs	• IT labor shortage by 2010 • Flexible workforce

Mid-Market Opportunity	Industry Consolidation	Flexible Delivery Model

Market Projections

Fastest Growing Occupations

IT occupations predicted to grow 45-57%

The 10 fastest growing occupations, 2002-2012

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Source: Bureau of Labor Statistics

Market Projections

At a “University Day” at IBM’s Research Triangle Park facility Gina Poole, vice president of IBM’s Academic Initiative, estimated that IT-related professions will be about 2.2 million workers short by 2010.

Source: Herald Sun (Raleigh-Durham, North Carolina), May 20, 2005

Transforming strengths to market advantage

The Opportunity	Analysts’ Strengths	Analysts’ Advantage

Flexible Delivery Model	• Quality • Innovation	• Next Generation Staffing Model for high volume clients • Adaptive Staffing Model for the mid-market

Mid-Market Opportunity	• Strong Infrastructure Services • Alliances with technology leaders	• Well aligned with mid-market growth opportunities • Focused set of solutions around high-demand emerging technologies

Consolidation	• Strong Balance Sheet • Customer Base • Geographic Presence • Resilience	• Stability and positioned for growth

2005 Year of Transition and Challenges

2004

Strong profitable / direction set

Q1 2005

Completed 2 strategic acquisitions

Q2 2005

Merger activity initiated Major client expansion

Q3 2005

Restructured and repositioned Flexible delivery – Focused Solutions

Q4 2005

Return to profitability

Financial Overview

			2005
	FY 2004		Q1-Q2

Revenue	$342	M	$158	M

Expenses	$338	M	$161	M

Operating Income (Loss)	$3.9	M	$(3.1	)M

EBITA	$4.7	M	$(3.5	)M

EPS	$.16		$(.13)

Balance Sheet Highlights as of July 2, 2005

Cash	$156

Receivables	$59,281

Total Assets	$106,118

Current Liabilities	$32,214

Debt	$3,580

Equity	$70,766

Our Direction – 2006 and Beyond

•             Maintain and build on momentum of existing business

•              Core supplier contract with IBM

•             Focus tightly on Solutions in growth markets

•              Internet Protocol Contact Center Enterprise Advanced Technology Provider

•            Differentiate our Staffing Services, tying them to changing client needs

•              New Equities

•             Focus on Value Creation – operating efficiencies

•              Continuous improvement

Investment Perspective

•                              Strong balance sheet

•                              Adaptable business model

•                              Long term client relationships

•                              Positioned in growth markets

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